                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT") is executed as of June 18, 1996, by and among ADFLEX SOLUTIONS, INC., a Delaware corporation ("BORROWER"), THE FIRST NATIONAL BANK OF BOSTON and FIRST INTERSTATE BANK OF ARIZONA, N.A., and each other lender which may hereafter execute and deliver an instrument of assignment pursuant to the Credit Agreement (any one individually, a "BANK" and collectively, the "BANKS") and THE FIRST NATIONAL BANK OF BOSTON, as Agent ("AGENT").

                                    RECITALS

      A. Borrower, the Banks and Agent have entered into that certain Credit Agreement dated as of October 31, 1995, as amended by that certain First Amendment to Credit Agreement dated as of December 29, 1995 (as such may be amended, modified, supplemented or restated further, the "CREDIT AGREEMENT"), pursuant to which the Banks made certain credit facilities available to Borrower. Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement.

      B. Borrower has requested that the Requisite Banks consent to the amendment of certain financial covenants set forth in the Credit Agreement as set forth herein.

      D. The Banks party hereto, constituting the Requisite Banks, and Agent are willing to accommodate Borrower's request, but only on the terms and subject to the conditions specified herein.

      NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto agree as follows:

1.    AMENDMENTS TO CREDIT AGREEMENT.

      1.1 DEFINITIONS. SECTION 1.1 of the Credit Agreement shall be amended to include the following definitions:

            ACCOUNTS. As of any measurement date, all "accounts," as such term is defined in Section 9106 of the UCC, then owned by Borrower, including, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents or instruments) now owned by or belonging or owing to Borrower (including, without limitation, under any trade name, style or division thereof) arising out of goods sold or services rendered by Borrower, and all monies due or to become due to Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower.

            BORROWING BASE. As at and for any date of determination, an amount not to exceed the sum of:


                                       1.

                  (a) eighty percent (80%) of the aggregate value of all Eligible Domestic Accounts computed (i) with respect to any requested Loan, as of the requested Funding Date, and (ii) with respect to the delivery of any monthly Borrowing Base certificate to be furnished pursuant to Section 5.1(l), as of the last day of the calendar month for which such Borrowing Base certificate is furnished; plus

                  (b) seventy percent (70%) of the aggregate value of all Eligible Foreign Accounts computed (i) with respect to any requested Loan, as of the requested Funding Date, and (ii) with respect to the delivery of any monthly Borrowing Base certificate to be furnished pursuant to Section 5.1(l), as of the last day of the calendar month for which such Borrowing Base certificate is furnished.

            COLLATERAL. The property of any Borrower covered by the Security Agreement, and any other property, now existing or hereafter acquired, that may at any time be or become subject to an Encumbrance granted or created in favor of Agent, on behalf of Banks, to secure the full and complete payment and performance of Borrower's Obligations.

            ELIGIBLE DOMESTIC ACCOUNTS. At any time, the aggregate of the Borrower's Accounts due from account debtors whose principal place of business is in the United States of America, excluding, however (a) all Accounts in respect of which full payment has not been received within sixty (60) days of the due date; (b) all Accounts as to which the goods, merchandise or other personal property or the rendition of services has not been fully and completely delivered or performed; (c) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by such Accounts, but only to the extent there exists a colorable claim for such in the reasonable determination of Requisite Banks and then only to the extent of such defense, offset, counterclaim or other right; (d) all Accounts as to which the account debtor or other person obligated to make payment thereon is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Agent and Agent has so notified Borrower; (e) all Accounts in which any Borrower or an affiliate of any Borrower is the account debtor; (f) in the event thirty percent (30%) or more of the Accounts of any account debtor shall be deemed ineligible under clause (a) above, all accounts of such account debtor; (g) any Account not previously included as an Eligible Domestic Account which Agent in its reasonable discretion shall deem not to qualify as an Eligible Domestic Account and for which Agent has provided an explanation, in reasonable detail, for such failure to qualify; and (h) any Account in which Banks do not have a perfected security interest. For purposes of calculating the Borrowing Base, otherwise Eligible Foreign Accounts that are backed by a letter of credit shall be deemed to be Eligible Domestic Accounts.


                                       2.

            ELIGIBLE FOREIGN ACCOUNTS. At any time, the aggregate of the Borrower's Accounts due from account debtors whose principal place of business is located in any country other than the United States of America and in which the Banks are not prohibited from doing business, excluding, however (a) all Accounts in respect of which full payment has not been received within sixty (60) days of the due date; (b) all Accounts as to which the goods, merchandise or other personal property or the rendition of services has not been fully and completely delivered or performed; (c) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by such Accounts, but only to the extent there exists a colorable claim in the reasonable determination of Requisite Banks and then only to the extent of such defense, offset, counterclaim or other right; (d) all Accounts as to which the account debtor or other person obligated to make payment thereon is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Agent and Agent has so notified Borrower; (e) all Accounts in which any Borrower or an affiliate of Borrower is the account debtor; (f) in the event thirty percent (30%) or more of the Accounts of any account debtor shall be deemed ineligible under clause (a) above, all accounts of such account debtor; and (g) any Account not previously included as an Eligible Foreign Account which Agent in its reasonable discretion shall deem not to qualify as an Eligible Foreign Account and for which Agent has provided an explanation, in reasonable detail, for such failure to qualify.

            FINANCING STATEMENTS. The UCC-1 financing statements executed by Borrower, as debtor, in favor of Agent, on behalf of Banks, as secured party, in form sufficient for due filing with the offices of the Secretary of State of the State of Arizona and with such other jurisdictions as Agent shall reasonably deem appropriate in order to perfect Agent's security interest in the Collateral to the extent such security interest can be perfected by a filing or recordation of a UCC-1 financing statement under the UCC.

            FUNDING DATE. With respect to any proposed borrowing hereunder, the date funds are advanced to Borrower for any Loan.

            OVER ADVANCE.  Has the meaning set forth in Section 2.1.

            SECURITY AGREEMENT. The Security Agreement executed by Borrower, substantially in the form of EXHIBIT E hereto, granting to the Agent, on behalf of Banks, a security interest in the Collateral.

            SECURITY DOCUMENTS. The Security Agreement, each UCC-1 financing statement delivered pursuant hereto and any and all other related documents.

            UCC. The Uniform Commercial Code as the same may, from time to time, be in effect in the Commonwealth of Massachusetts; provided, however, in


                                       3.

      the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the lien of Agent, on behalf of Banks, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the Commonwealth of Massachusetts, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

      1.2 DEFINITIONS. The definition of "Loan Documents" set forth in SECTION
1.1 of the Credit Agreement shall be amended in its entirety to read as follows:

            LOAN DOCUMENTS. Any and all of this Agreement, the Note, the Security Agreement, the Financing Statements and any and all other agreements, documents and instruments executed and delivered by or on behalf or in support of Borrower to Agent or any Bank or their authorized designee evidencing or otherwise relating to the Loans and the Letters of Credit, on behalf of the Banks, as the same from time to time may be amended, modified, supplemented or renewed.

      1.3 THE LOANS. SECTION 2.1 (a) of the Credit Agreement shall be amended in its entirety to read as follows:

                  (a) Subject to the terms and conditions hereof, each Bank severally agrees to make Loans to Borrower up to the amount of its Commitment, from time to time until the close of business on the Final Payment Date, in such sums as Borrower may request, provided that the aggregate principal amount of all Loans and undrawn and unreimbursed Letters of Credit at any one time outstanding hereunder shall not exceed the lesser of (i) the Borrowing Base or (ii) the Maximum Availability. Borrower may borrow, prepay pursuant to Section 2.11 and reborrow, from the date of this Agreement until the Final Payment Date, the full amount of the Commitment Amount or any lesser sum that is at least $100,000 and an integral multiple of $100,000.

      1.4 THE LOANS. SECTION 2.1 of the Credit Agreement shall be amended to include a subsection (e) to read as follows:

                  (e) If at any time and for any reason the sum of the aggregate principal outstanding under Loans and undrawn and unreimbursed Letters of Credit shall exceed the Borrowing Base (the amount of such excess, if any, being an "OVER ADVANCE"), Borrower shall immediately repay the full amount of such Over Advance, together with all interest accrued thereon. All Over Advances shall bear interest on the principal amount at a rate of two percent (2%) per annum in excess of the interest rate applicable to the most recently borrowed Loans comprising the Over Advance.


                                       4.

      1.5 INTEREST RATES. SECTION 2.8(b) of the Credit Agreement shall be amended in its entirety to read as follows:

                  (b) Each LIBOR Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the Adjusted LIBOR Rate plus

                      (i) one and one-half percent (1.50%) if the ratio of Consolidated Total Liabilities (including the undrawn amount of all outstanding Letters of Credit) to Consolidated Tangible Net Worth (calculated as of the last day of the preceding fiscal quarter of Borrower) is less than or equal to .90:1.00, or

                     (ii) one and three-quarters percent (1.75%) if the ratio of Consolidated Total Liabilities (including the undrawn amount of all outstanding Letters of Credit) to Consolidated Tangible Net Worth (calculated as of the last day of the preceding fiscal quarter of Borrower) is greater than .90:1.00.

      Such interest shall be payable for such Interest Period on the last day thereof and when such LIBOR Loan is due (whether at maturity, by reason of acceleration or otherwise) and, if such Interest Period is longer than three (3) months, at intervals of three (3) months after the first day thereof.

      1.6 COLLATERAL SECURITY. SECTION II of the Credit Agreement shall be amended to include a subsection 2.19 to read as follows:

            2.19 COLLATERAL SECURITY AND SINGLE LOAN. All of the Obligations of Borrower to Banks and Agent arising under or in connection with this Agreement, the Note or any of the other Loan Documents, including without limitation, all Obligations of Borrower arising in respect of the Loans and the Letters of Credit, shall constitute one general obligation of Borrower and shall be secured by all of the Collateral.

      1.7 FINANCIAL COVENANTS. SECTION 5.7 (a) of the Credit Agreement shall be deleted in its entirety.

      1.8 FINANCIAL COVENANTS. SECTION 5.7 (c) of the Credit Agreement shall be amended in its entirety to read as follows:

                  (c) LEVERAGE RATIO. Borrower shall maintain a ratio of Consolidated Total Liabilities (including the undrawn amount of all outstanding Letters of Credit) to Consolidated Tangible Net Worth as follows:

                      (i) not to exceed 1.25:1.00 as of the end of each of the fiscal quarters ended June 30, 1996, September 30, 1996 and December 31, 1996; and


                                       5.

                     (ii) not to exceed 1.00:1.00 as of the end of the fiscal quarter ended March 31, 1997 and thereafter.

      1.9 FINANCIAL STATEMENTS AND OTHER REPORTING REQUIREMENTS. SECTION 5.1 of the Credit Agreement shall be amended to include subsection (l) as follows:

                  (l) As soon as available, but in no event later than ten (10) days after the end of each month, a written calculation of the Borrowing Base, substantially in the form of the Borrowing Base schedule to EXHIBIT B hereto certified by the chief financial officer of Borrower;

      1.10 AFFIRMATIVE COVENANTS. SECTION V of the Credit Agreement shall be amended to include Section 5.10 as follows:

            5.10 CREDIT FINANCE EXAMINATION. Upon reasonable notice to Borrower and during normal business hours, Borrower shall permit Agent or any agents or representatives of Agent to complete a credit finance examination with respect to Borrower's business and assets, at Borrower's expense with results satisfactory to the Banks.

      1.11 EVENTS OF DEFAULT. SECTION 7.1(a) of the Credit Agreement shall be amended in its entirety to read as follows:

            (a) Borrower shall fail to pay (i) any amount of principal of any Loans when due, (ii) any amount of interest thereon or any fees or expenses payable hereunder or under the Note, or (iii) any Over Advance together with all interest accrued thereon, in each case within four (4) days of the due date thereof; or

      1.12 EVENTS OF DEFAULT. SECTION 7.1 of the Credit Agreement shall be amended to include Section 7.1(l) as follows:

            (l) Borrower shall fail to maintain for the benefit and on behalf of Banks, a first priority legal and valid security interest in and to all of the Collateral in which Grantor now has rights or later acquires rights.

      1.13 NOTICES. SECTION 9.1 of the Credit Agreement shall be amended to replace the designated addressee for notice to Borrower to read as follows:

            ADFLEX SOLUTIONS, INC.
            2001 West Chandler Boulevard
            Chandler, Arizona 85224
            Attention:  Dale J. Bartos
                        Chief Financial Officer
            Telephone:        (602) 786-8274
                              (602) 786-8280


                                       6.

      1.14 SUBSIDIARIES. SCHEDULE 4.12 of the Credit Agreement shall be amended in its entirety to read as set forth in SCHEDULE 4.12 attached hereto and incorporated herein by this reference.

      1.15 NOTICE OF BORROWING OR CONVERSION. EXHIBIT B of the Credit Agreement shall be amended in its entirety to read as set forth in EXHIBIT B attached hereto and incorporated herein by this reference.

      1.16 REPORT OF CHIEF FINANCIAL OFFICER. EXHIBIT C of the Credit Agreement shall be amended in its entirety to read as set forth in EXHIBIT C attached hereto and incorporated herein by this reference.

      1.17 SECURITY AGREEMENT. The Credit Agreement shall be amended to include EXHIBIT E as attached hereto and incorporated herein by this reference.

2.    LIMITATION OF AMENDMENT; FULL FORCE AND EFFECT.

      2.1 The amendments set forth in SECTION 1 hereof are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document; or (ii) otherwise prejudice any right or remedy which Agent or the Banks may now have or may have in the future under or in connection with any Loan Document.

      2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as amended herein, are hereby ratified and confirmed and shall remain in full force and effect.

3. REPRESENTATIONS AND WARRANTIES. In order to induce Agent and the Banks to enter into this Amendment and to amend the Credit Agreement (a) Borrower represents and warrants to each of Agent and the Banks that after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than representations and warranties which expressly relate to another date or as specifically described therein and expressly approved by Requisite Banks) are true and correct in all material respects as of the date hereof and (ii) no Event of Default has occurred and is continuing.

4.    NO EXISTING CLAIMS.

      4.1 Borrower hereby acknowledges and agrees that: (i) it has no claim or cause of action against Agent or any Bank or any parent, subsidiary or affiliate of Agent or any Bank, or any of their officers, directors, employees, attorneys or other representatives or agents (all of which parties being, collectively, the "BANKS' AGENTS") in connection with the Loan Documents, the loans thereunder or the transactions contemplated therein and herein; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Agent and the Banks; and (iii) it recognizes that each of Agent and the Banks has heretofore


                                       7.

properly performed and satisfied in a timely manner all of its obligations to and contracts with Borrower.

5. EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Banks shall have received, in form and substance satisfactory to the Banks and their respective counsel, the following:

      5.1 This Amendment, the Security Agreement and the Financing Statements, duly executed by Borrower;

      5.2 A certificate of the Secretary or an Assistant Secretary of Borrower with respect to resolutions of its Board of Directors authorizing the execution and delivery of this Amendment, the Security Agreement and the Financing Statements and identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment, the Security Agreement, the Financing Statements and the other Loan Documents, and providing specimen signatures of such officers;

      5.3 Certified copies, dated close to the date hereof, of requests for copies or information (Form UCC-3 or equivalent), or certificates, dated close to the date hereof, satisfactory to the Banks, of a UCC Reporter Service, listing all effective financing statements which name Borrower and/or each of Borrower's domestic Subsidiaries as debtor and which are filed in the appropriate offices in the State of Arizona, together with copies of such financing statements, and accompanied by written evidence (including UCC termination statements) satisfactory to the Banks that the Encumbrances indicated in any such financing statements are either permitted hereunder or have been terminated or released;

      5.4 Payment from Borrower of an amendment fee of $20,000 payable to the Banks based upon their pro rata Commitment;

      5.5 Payment from Borrower of an amount equal to the aggregate of the fees (including reasonable attorneys' fees), costs, expenses and other disbursements incurred by Agent in connection with this Amendment and the transactions contemplated hereunder, including, without limitation, the negotiation and preparation of this Amendment and the other Loan Documents; and

      5.6 Such other documents, and completion of such other matters, as counsel for the Banks may reasonably deem necessary or appropriate.

6. ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the extension of credit by the Banks to Borrower.


                                       8.

7.    MISCELLANEOUS.

      7.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. On and after the date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement and each reference in the Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Agreement, as amended by this Amendment.

      7.2 FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 9.2 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

      7.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      7.4 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      7.5 COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      WITNESS the due execution hereof by the respective duly authorized officer of the undersigned as of the date first written above.

BORROWER:                           ADFLEX SOLUTIONS, INC.

                                    By: /s/ Dale J. Bartos
                                       -----------------------------------------
                                    Name: Dale J. Bartos
                                         ---------------------------------------
                                    Title: CFO
                                          --------------------------------------

AGENT:                        THE FIRST NATIONAL BANK OF BOSTON

                                    By: /s/ Maia D. Heymann
                                       -----------------------------------------
                                    Name: Maia D. Heymann
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                       9.

BANKS:                              THE FIRST NATIONAL BANK OF BOSTON

                                    By: /s/ Maia D. Heymann
                                       -----------------------------------------
                                    Name: Maia D. Heymann
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    FIRST INTERSTATE BANK OF ARIZONA, N.A.

                                    By: /s/ Kevin C. Halloran
                                    Name: Kevin C. Halloran
                                    Title: Vice President


                                       10.

                                  SCHEDULE 4.12

                                 SUBSIDIARIES

      As of the date of this Amendment, Borrower has the following Subsidiaries:

      1.    ADFlex Mexico, S.A. de C.V.

      2.    ADFlex Solutions FSC Inc.

      3.    ADFlex Solutions Limited

                                    EXHIBIT B
                        NOTICE OF BORROWING OR CONVERSION


                               ____________________,199_



The First National Bank of Boston, as Agent
100 Federal Street
Boston, Massachusetts 02110

Attention:_________________________

RE: CREDIT AGREEMENT DATED AS OF OCTOBER 31, 1995, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF DECEMBER 29, 1995, AND THAT CERTAIN SECOND AMENDMENT TO CREDIT AGREEMENT DATED AS OF JUNE 18, 1996 (AS THE SAME FROM TIME TO TIME MAY BE AMENDED, MODIFIED, SUPPLEMENTED OR RESTATED FURTHER, THE "CREDIT AGREEMENT"), BY AND AMONG
         (i) ADFLEX SOLUTIONS, INC. ("BORROWER"); (ii) THE FIRST NATIONAL BANK OF BOSTON ("FNBB") AND EACH OTHER LENDER WHOSE NAME IS SET FORTH ON THE SIGNATURE PAGES OF THE CREDIT AGREEMENT OR WHICH MAY HEREAFTER EXECUTE AND DELIVER AN INSTRUMENT OF ASSIGNMENT WITH RESPECT TO THE CREDIT AGREEMENT (COLLECTIVELY, THE "BANKS"); AND (iii) FNBB AS AGENT ("AGENT")

Ladies and Gentlemen:

Reference is made to the Credit Agreement. The capitalized terms used in this Notice of Borrowing or Conversion which are defined in the Credit Agreement have the same meaning herein as given to them therein.

Borrower and the undersigned authorized officer of Borrower hereby certify that:

         1.       All representations and warranties of Borrower stated in
Section IV of the Credit Agreement are true, accurate and complete in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be deemed to be made as of such date;

         2. As of the date hereof, no Default or Event of Default has occurred and is continuing; and

         3. The information set forth on SCHEDULE 1 hereto, which Schedule is incorporated herein by this reference, is true and correct.


                                       1.

The First National Bank of Boston, as Agent
Page 2


         IN WITNESS WHEREOF, this Notice of Borrowing or Conversion is executed by the undersigned this _ day of_____________, 199_.



                                          ADFLEX SOLUTIONS, INC.
                                          a Delaware corporation



                                          By:__________________________________

                                          Printed Name:________________________

                                          Title:_______________________________


                                       2.

                                   SCHEDULE I
                                       TO
                        NOTICE OF BORROWING OR CONVERSION

                            DATED______________, 199_

         LOANS

         1.       Current principal amount of Loans outstanding       $_________
                  under the Credit Agreement

         2.       Current principal amount undrawn under              $_________
                  outstanding Letters of Credit under the
                  Credit Agreement

         3.       Current principal amount of Loans and Letters of    $_________
                  Credit outstanding: Line 1 plus Line 2

         4.       Borrowing Base*                                     $_________

         5.       Amount available for borrowing: the amount equal    $_________
                  to (a) the lesser of (i) Line 4 or (ii)
                  $20,000,000 minus (b) Line 3

                   a.   Principal amount of Loan requested for this   $_________
                        advance (must not be greater than Line 5).

                   b.   Requested Funding Date                        $_________

                   c.   Requested Rate (LIBOR Loan / / or Base        $_________
                        Rate Loan / /)

                   d.   If LIBOR Loan, Interest Period requested      $_________

                   e.   Principal amount of Loans outstanding plus    $_________
                        principal amount undrawn under Letters of
                        Credit outstanding after giving effect to
                        this advance


- ------------------

* Borrowing Base is calculated pursuant to Schedule B to Exhibit C of the Credit Agreement.


                                       3.

                                    EXHIBIT C

                             ADFLEX SOLUTIONS, INC.
                        REPORT OF CHIEF FINANCIAL OFFICER

          ADFLEX SOLUTIONS, INC. (the "COMPANY") hereby certifies that:

         This Report of Chief Financial Officer (the "REPORT") is furnished pursuant to Section 5.1(d) of the Credit Agreement dated as of October 31, 1995, as amended by that certain First Amendment to Credit Agreement dated as of December 29, 1995, and that certain Second Amendment to Credit Agreement dated as of June 18, 1996, by and among the Company and The First National Bank of Boston ("FNBB"), and the other Banks party thereto (collectively, "BANKS") and FNBB as agent for Banks (as amended, the "CREDIT AGREEMENT"). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in the Credit Agreement.

         As required by Section 5.1(a) and (b) of the Credit Agreement, consolidated financial statements of the Company and its Subsidiaries for the [year/quarter] ended ____________ 19__ (the "FINANCIAL STATEMENTS") prepared in accordance with generally accepted accounting principles consistently applied accompany this Report. The Financial Statements present fairly the consolidated financial position of the Company and its Subsidiaries as at the date thereof and the consolidated results of operations of the Company and its Subsidiaries for the period covered thereby (subject only to normal recurring year-end adjustments in the case of quarterly statements).

         The figures set forth in SCHEDULE A hereto for determining compliance by the Company with the financial covenants contained in the Credit Agreement and the Borrowing Base computations (with respect to Eligible Domestic Accounts and Eligible Foreign Accounts) set forth in SCHEDULE B hereto are true and complete as of the date hereof and, after due inquiry of the Company's environmental consultants and the appropriate Company personnel, the Company and its Subsidiaries remain in full compliance with the provisions of Section 5.7(e) of the Credit Agreement.

         The activities of the Company and its Subsidiaries during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer or by employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the Chief Financial Officer, and as of the date of this Report, no Default has occurred.*



- ---------------------------
* If a Default has occurred. this paragraph is to be modified with an appropriate statement as to the nature thereof. the period of existence thereof and what action the Company has taken, is taking, or proposes to take with respect thereto.

WITNESS my hand this____________________day of__________________,19__.


                                       ADFLEX SOLUTIONS, INC.

                                       By:______________________________________
                                       Printed Name:____________________________
                                       Title:___________________________________


                                       2.

                                   SCHEDULE A
                                       TO
                        REPORT OF CHIEF FINANCIAL OFFICER

                               FINANCIAL COVENANTS


PROFITABILITY (SECTION 5.7(b))

REQUIRED:

         (i) No operating or net loss greater than 5% of Consolidated Tangible Net Worth

         (ii)     No operating or net loss in any two consecutive quarters.

ACTUAL:

         (i)      Consolidated Tangible Net Worth x 5%                           $
                                                                                  ------
                  Consolidated net income at __ [prior quarter end]              $
                                                                                  ------
                  Consolidated net income at __ [most recent quarter end]        $
                                                                                  ------
         (ii)     Consolidated operating income at __ [prior quarter end]        $
                                                                                  ------
                  Consolidated operating income at __ [most recent quarter end]  $
                                                                                  ------

LEVERAGE RATIO (SECTION 5.7(c))

REQUIRED:                                            Not to exceed 1.25:1.00*

ACTUAL:

         (i)      CONSOLIDATED TOTAL LIABILITIES                                 $
                  (including the undrawn amount of all outstanding                ------
                  Letters of Credit)

         (ii)     CONSOLIDATED TANGIBLE NET WORTH                                $
                                                                                  ------
         (iii)    LEVERAGE RATIO: Line (i) divided by Line (ii)                    :1.00
                                                                                  ------


*        For quarters ended March 31, 1997 and thereafter, not to exceed 1.00:
         1.00.


                                       3.

                CONSOLIDATED TANGIBLE NET WORTH (SECTION 5.7(d))

REQUIRED:

         (i)      BEGINNING BALANCE               $45,000,000.00


         (ii)     PLUS: 75% of the aggregate
                  Consolidated Net Income for
                  each fiscal quarter from
                  January 1, 1996 through the
                  fiscal quarter ended
                  _________________ ___,199__     $
                                                   ------------

         (iii)    PLUS: 100% of the aggregate
                  increase in Consolidated
                  Tangible Net Worth
                  attributable to the issuance
                  and sale of capital stock
                  after June 30, 1995             $
                                                   ------------

         (iv)     REQUIRED AMOUNT:                                $
                                                                   -----------

ACTUAL:

         (i)      CONSOLIDATED TOTAL ASSETS OF COMPANY            $
                                                                   -----------


         (ii)     LESS: Consolidated Intangible Assets            $(          )
                                                                    ----------

         (iii)    LESS: Consolidated Total Liabilities            $(          )
                                                                    ----------

         (iv)     CONSOLIDATED TANGIBLE NET WORTH:                $
                                                                   -----------


                                       4.

                                   SCHEDULE B
                                       TO
                        REPORT OF CHIEF FINANCIAL OFFICER

                                 BORROWING BASE

ELIGIBLE DOMESTIC ACCOUNTS

A.       Aggregate amount of Domestic Accounts.

         1.     Previous Accounts Receivable Balance as of       $
                _________(date).                                  -------------

         2.     Plus:   Gross Sales for Current Month            $
                                                                  -------------

         3.     Plus:   Other Debits to Accounts Receivable      $
                                                                  -------------

         4.     Less:   Collections for Current Month            $
                                                                  -------------
         5.     Less:   Credit Memos                             $
                                                                  -------------

         6.     Less:   Returns and Other Credits                $
                                                                  -------------

         7.     Current Accounts Receivable Balance as of        $
                ___________(date). (Total of lines A.1-A.6)       =============

B.       Ineligible Domestic Accounts - list each such Account   $
         only once, in the first category in which it appears.    -------------

         1.     Accounts as to which full payment has not        $
                been received within sixty (60) days of the       -------------
                due date.

         2.     Accounts as to which goods, merchandise or       $
                other personal property or services have not      -------------
                been fully delivered or performed.

         3.     Accounts subject to defense, offset,             $
                counterclaim or other right to avoid or           -------------
                reduce the liability by the Account debtor, to the extent there exists a colorable claim for such defense, offset, counterclaim or other right.

         4.     Accounts as to which the account debtor is       $
                insolvent, subject to bankruptcy or               --------------
                receivership proceedings, or has made an assignment for benefit of creditors.

         5.     Accounts as to which an affiliate of a           $
                Borrower or a Borrower is the account             --------------
                debtor.


                                       1.

         6.     Accounts of any account debtor as to which       $
                thirty percent (30%) are more than sixty          --------------
                (60) days past due.

         7.     Other Accounts deemed ineligible by Agent.       $
                                                                  --------------

         8.     Total ineligible Accounts (An amount equal       $
                to the sum of Lines B.1-B.7).                     ==============

C.        The aggregate amount of Eligible Domestic Accounts     $
          (An amount equal to Line A.7 minus Line B.8).           --------------

D.        Eligible Domestic Accounts Borrowing Base (An          $
          amount equal to 80% of Eligible Domestic                --------------
          Accounts).


ELIGIBLE FOREIGN ACCOUNTS

E.      Aggregate amount of Foreign Accounts.

        1.     Previous Accounts Receivable Balance as of        $
               _________________(date).                           --------------

        2.     Plus: Gross Sales for Current Month               $
                                                                  --------------
        3.     Plus: Other Debits to Accounts Receivable         $
                                                                  --------------

        4.     Less: Collections for Current Month               $
                                                                  --------------

        5.     Less: Credit Memos                                $
                                                                  --------------

        6.     Less: Returns and Other Credits                   $
                                                                  --------------
        7.     Current Accounts Receivable Balance as of         $
               _____________(date). (Total of lines E.1-E.6)      ==============

F.      Ineligible Foreign Accounts - list each such Account     $
        only once, in the first category in which it appears.     --------------

        1.     Accounts as to which full payment has not         $
               been received within sixty (60) days of the        --------------
               due date.

        2.     Accounts as to which goods, merchandise or        $
               other personal property or services have not       --------------
               been fully delivered or performed.


                                     2.

        3.     Accounts subject to defense, offset,              $
               counterclaim or other right to avoid or            --------------
               reduce the liability by the Account debtor, to the extent there exists a colorable claim for such defense, offset, counterclaim or other right.

        4.     Accounts as to which the account debtor is        $
               insolvent, subject to bankruptcy or                --------------
               receivership proceedings, or has made an assignment for benefit of creditors.

        5.     Accounts as to which an affiliate of a            $
               Borrower or a Borrower is the account debtor.      --------------

        6.     Accounts of any account debtor as to which        $
               thirty percent (30%) are more than sixty (60)      --------------
               days past the invoice date.

        7.     Other Accounts deemed ineligible by Agent.        $
                                                                  --------------

        8.     Total ineligible Accounts (An amount equal to     $
               the sum of Lines F.1-F.7).                         ==============

G.    The aggregate amount of Borrower's Eligible Foreign        $
      Accounts (An amount equal to Line E.7 minus Line F.9).      --------------

H.    Eligible Foreign Accounts Borrowing Base (An amount        $
      equal to 70% of Eligible Foreign Accounts).                 --------------

I.    Total Eligible Borrowing Base (An amount equal to the      $
      sum of Line D plus Line H).                                 ==============


                                     3.

                                    EXHIBIT E

                               SECURITY AGREEMENT



        THIS SECURITY AGREEMENT is entered into as of June 18, 1996, by and among ADFLEX SOLUTIONS, INC., a Delaware corporation, having its chief executive office and principal place of business at 2001 West Chandler Boulevard, Chandler, Arizona 85224 ("GRANTOR"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), having its head office at 100 Federal Street, Boston, Massachusetts 02110, and each other lender whose name is set forth on the signature pages of that certain Credit Agreement, as more specifically described below, or which may hereafter execute and deliver an instrument of assignment with respect to the Credit Agreement (each, a "BANK" and collectively, "BANKS"), and FNBB as agent for Banks under the Credit Agreement ("SECURED PARTY").

                                    RECITALS

         A. Pursuant to that certain Credit Agreement dated as of October 31, 1995, as amended by that certain First Amendment to Credit Agreement dated as of December 29, 1995, and that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT"), dated as of even date herewith (as the same from time to time may be amended, modified or supplemented further, the "CREDIT AGREEMENT"), by and among Grantor, Secured Party and Banks, Banks have agreed to make certain advances of money and to extend certain financial accommodations to Grantor in the amounts and manner set forth in the Credit Agreement (collectively, the "LOANS").

         B. Grantor has requested that Secured Party and the Banks agree to amend certain provisions of the Credit Agreement as set forth in the Second Amendment.

         C. Banks are willing to amend certain provisions of the Credit Agreement as set forth in the Second Amendment, but only upon the condition, among others, that Grantor shall have executed and delivered to Secured Party and Banks this Security Agreement ("SECURITY AGREEMENT") whereby Grantor shall have granted to Secured Party, on behalf and for the benefit of Banks, a security interest in the Collateral (as hereinafter defined) securing Grantor's obligations under the Credit Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in order to induce Banks to enter into the Second Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:


                                       1.

         1. DEFINED TERMS. Unless otherwise defined herein. (i) the terms defined in the Credit Agreement are used herein as therein defined and (ii) the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "COLLATERAL" shall have the meaning assigned to such term in Section 2 of this Agreement.

         "SECURED OBLIGATIONS" means all loans, advances, debts, liabilities and Obligations, for monetary amounts owed by Grantor to Secured Party or Banks, or to Secured Party on behalf of Banks, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement of a case against Grantor or any affiliate of Grantor under the Bankruptcy Code), fees, including, without limitation, any and all closing fees, prepayment fees, commitment fees, loan fees, agent's fees and attorneys' fees and any and all other fees, expenses, costs or other sums chargeable to Grantor under any of the Loan Documents.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the Commonwealth of Massachusetts; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the Commonwealth of Massachusetts, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

         In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC (definition sections of the UCC are noted parenthetically): "ACCOUNT DEBTOR" (9105(l)(a)); "ACCOUNTS" (9106); "INVENTORY" (9109(4)); "PROCEEDS" (9306(l)). Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

         2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party and Banks to enter into the Second Amendment and to cause the Loans to be made in accordance with the terms and conditions of the Credit Agreement, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in all of Grantor's right, title and interest in, to and under the following (all of which being herein collectively called the "COLLATERAL"):

                  (a) All Accounts of Grantor;


                                       2.

                  (b) All Inventory of Grantor;

                  (c) All property of Grantor held by Secured Party, or any other party for whom Secured Party is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power; and

                  (d) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

         3. RIGHTS OF SECURED PARTY; COLLECTION OF ACCOUNTS.

                  (a) Secured Party authorizes Grantor to collect its Accounts, provided that such collection is performed in a prudent and businesslike manner, and Secured Party may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. If an Event of Default has occurred and is continuing, at the request of Secured Party, Grantor shall deliver to Secured Party all original and other documents evidencing, and relating to, the sale and delivery of such Inventory and Grantor shall deliver all original and other documents evidencing and relating to, the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                  (b) Secured Party may at any time, upon the occurrence and during the continuation of any Event of Default, after first notifying Grantor of its intention to do so, notify Account Debtors of Grantor that the Accounts have been assigned to Secured Party and that payments shall be made directly to Secured Party. Upon the request of Secured Party, Grantor shall so notify such Account Debtors. Upon the occurrence and during the continuation of an Event of Default, Secured Party may, in its name, or in the name of others communicate with such Account Debtors to verify with such parties, to Secured Party's satisfaction, the existence, amount and terms of any such Accounts.

         4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Secured Party that:

                  (a) Except for the security interest granted to Secured Party under this Security Agreement, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all liens.

                  (b) No effective security agreement, financing statement. equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists,


                                       3.

except such as may have been filed by Grantor in favor of Secured Party pursuant to this Security Agreement or such as relate to other Permitted Encumbrances.

                  (c) This Security Agreement creates and grants to Secured Party for the benefit and on behalf of Banks a legal and valid security interest in and to all of the Collateral in which Grantor now has rights and will create a legal and valid security interest in the Collateral in which Grantor later acquires rights, when Grantor acquires those rights.

                  (d) Grantor's chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the addresses set forth in the Credit Agreement. The Collateral is presently located at such chief executive office and principal place of business and Grantor's primary manufacturing facilities in the United Kingdom and Mexico. Grantor shall not, during the continuance of this Security Agreement, change such chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of Grantor's business, the Collateral or the records concerning the Collateral from those premises without prior written notice to Secured Parry.

                  (e) The amount represented by Grantor to Secured Party from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of Grantor shall at such time be the correct amount, in all material respects, actually and unconditionally owing by such Account Debtors thereunder.

         5. COVENANTS. Grantor covenants and agrees with Secured Party that from and after the date of this Agreement and until the Secured Obligations have been performed and paid in full:

                  5.1 FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement.

                  5.2 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

         6. RIGHTS AND REMEDIES UPON DEFAULT.

                  (a) If an Event of Default shall occur and be continuing, Secured Parry may exercise in addition to all other rights and remedies granted to it under this Security Agreement and the other Loan Documents, all rights and remedies of a secured party under the UCC.

                  (b) Grantor also agrees to pay all fees, costs and expenses of Secured Parry, including, without limitation. reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.


                                       4.

                  (c) Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

                  First, to Secured Party and Banks in an amount sufficient to pay in full the reasonable costs of Secured Party in connection with such sale. disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party and Banks in connection therewith, including, without limitation, reasonable attorneys' fees;

                  Second, to Secured Party for the account of Banks in an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations;

                  Third, to Secured Party and Banks in an amount equal to any other Secured Obligations which are then unpaid; and

                  Finally, upon payment in full of all of the Secured Obligations, to Grantor or its representatives or as a court of competent jurisdiction may direct.

         7. LIMITATION ON SECURED PARTY'S DUTY IN RESPECT OF COLLATERAL. Secured Party shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a third party under section 9207 of the UCC.

        8. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance, " or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


                                       5.

    9.  MISCELLANEOUS.

        9.1 NOTICES. Any notice or other communication hereunder to any party shall be addressed and delivered (and shall be deemed given) in accordance with the Credit Agreement.

        9.2 SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        9.3  NO WAIVER; CUMULATIVE REMEDIES.

             (a) Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

             (b) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

             (c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Secured Party.

        9.4 TIME IS OF THE ESSENCE. Time is of the essence for the performance of each of the terms and provisions of this Security Agreement.

        9.5 TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 8 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

        9.6 SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, any future holder of any of the indebtedness and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Secured Party hereunder.

        9.7 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder


                                       6.

shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

        9.8 COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification thereof has been received by Grantor, Secured Party and Banks.


                                       7.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


GRANTOR                                         ADFLEX SOLUTIONS, INC.


                                                By:_____________________________
                                                Printed Name:___________________
                                                Title:__________________________

Accepted and acknowledged by:

THE FIRST NATIONAL BANK OF BOSTON


By:______________________________
Printed Name:____________________
Title :__________________________




FIRST INTERSTATE BANK OF ARIZONA, N.A.


By:______________________________
Printed Name:____________________
Title:___________________________




THE FIRST NATIONAL BANK OF BOSTON, AS AGENT


By:______________________________
Printed Name:____________________
Title:___________________________


                                       8.